                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Form S-8 of our report dated February 2, 1998, except as to Note 2, which is as of February 27, 1998 appearing on page F-2 of Watson Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PricewaterhouseCoopers LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP


Costa Mesa, California
January 18, 1999